                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     DATE OF REPORT (Date of Earliest Event Reported):  February 27, 2001


                           MAIN STREET BANCORP, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                                 ------------
                (State or other jurisdiction of incorporation)


              0-24145                          23-2960905
              -------                          ----------
      (Commission file number)              (IRS employer ID)



       601 Penn Street, Reading, PA                        19601
       ----------------------------                        -----
   (Address of principal executive office)               (Zip Code)

   Registrant's telephone number, including area code  (610) 685-1400



                                     NONE
                                     ----
     (Former name, address and fiscal year, if changed since last report.)

Item 5.  Other Events

     On February 27, 2001, the Boards of Directors of Main Street Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Main Street Bank (the "Bank"), announced the appointment of Ezekiel "Zeke" Ketchum, formerly President and Chief Operating Officer of Meridan Bancorp, Inc., as a Director and Chairman of the Boards of Directors of the Company and the Bank. Albert L. Evans, Jr., the prior Chairman of the Boards of Directors, will continue as Vice-Chairman.

     A copy of the Company's Press Release announcing Mr. Ketchum's appointment is attached hereto as Exhibit 99 and incorporated herein by reference.

     Additionally, on February 27, 2001, Nelson R. Oswald resigned as a Director of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)    Exhibits

            99      Press Release of Main Street Bancorp, Inc. dated February
                    27, 2001.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Main Street Bancorp, Inc.



Date:  March 1, 2001             /s/  Brian M. Hartline
                                 -----------------------------------------------
                                    Brian M. Hartline, President and
                                         Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99                  Press Release of Main Street Bancorp, Inc. dated February
                    27, 2001.